AMENDMENT NO. 1 AND WAIVER NO. 1


         Amendment No. 1 and Waiver No. 1 (this "Amendment"), dated as of July 21, 1998, to the Credit Agreement (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), dated as of August 27, 1997, by and among VIDEO SERVICES CORPORATION, VSC MAL CORP., the Lenders party thereto, and KEYBANK NATIONAL ASSOCIATION, as the Issuer and as the Agent.

                                    RECITALS

         I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         II. The Borrower and the Agent wish to amend the Credit Agreement upon the terms, and subject to the conditions, herein contained.

         Therefore, in consideration of the Recitals, the terms and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Agent hereby agree as follows:

         1. The Borrower has reported to the Agent and the Lenders that, with respect to the Borrower's fiscal year ended June 30, 1998, the Borrower and its Subsidiaries on a Consolidated basis made Capital Expenditures in an aggregate amount totalling nearly $9,800,000 and, therefore, the Borrower was in default of its obligations under Section 8.6. The Agent hereby waives such default and any Event of Default arising solely therefrom, provided that the aggregate Capital Expenditures of the Borrower and its Subsidiaries on a Consolidated basis for such fiscal year did not exceed $9,800,000.

         2. The definition "Adjusted EBITDA" contained in Section 1.1(b) of the Credit Agreement is amended by adding the following to the end thereof:

         Notwithstanding anything in this definition to the contrary, for purposes of this definition only, Capital Expenditures shall exclude all Capital Expenditures of the Borrower and the Subsidiaries during the fiscal years 1998 and 1999 directly attributable to establishing a division of Audio plus Video International, Inc. on the West coast of the contiguous part of the United States of America to the extent not in excess of $5,100,000 in the aggregate on a Consolidated basis.

         3. The grid contained in the definition "Applicable Margin" contained in Section 1.1(b) of the Credit Agreement is amended and restated in its entirety as follows:



Whenever the                                                     Commitment
Leverage Ratio is:                   Eurodollar                      Fee                         LC Fee

> 3.00                               2.000%                      0.375%                          2.000%
-

> 2.50 < 3.00                        1.750%                      0.375%                          1.750%
-      -

> 2.00 < 2.50                        1.500%                      0.375%                          1.500%
-      -

> 1.25 < 2.00                        1.250%                      0.250%                          1.250%
-      -

< 1.25                               1.000%                      0.250%                          1.000%

     4. Section 7.11 of the Credit Agreement is amended and restated in its entirety as follows:

            7.11   Leverage Ratio

     At each fiscal quarter end occurring during each period set forth below, have a Leverage Ratio not greater than the ratio set forth adjacent to such period:

                           Period                               Ratio

                    September 30, 1997 through
                    March 31, 1998                            3.00:1.00

                    April 1, 1998 through
                    March 31, 1999                            3.30:1.00

                    April 1, 1999 through
                    March 31, 2000                            3.00:1.00

                    April 1, 2000 through
                    March 31, 2001                            2.50:1.00

                    April 1, 2001 through
                    September 30, 2002                        2.00:1.00

     5. Section 7.12 of the Credit Agreement is amended and restated in its entirety as follows:

          7.12 Fixed Charge Coverage Ratio

     At each fiscal quarter end occurring during each period set forth below, have a Fixed Charge Coverage Ratio not greater than the ratio set forth adjacent to such period:

                   Period                                        Ratio

            September 30, 1997 through
            June 30, 1998                                      1.00:1.00

            July 1, 1998 through
            September 30, 1998                                 0.90:1.00

            October 1, 1998 through
            December 31, 1998                                  0.80:1.00

            January 1, 1999 through
            March 31, 1999                                     0.75:1.00

            April 1, 1999 through
            March 31, 2000                                     0.90:1.00

            April 1, 2000 through
            September 30, 2002                                 1.00:1.00.


     6. The first paragraph of Section 8.4(e) of the Credit Agreement is amended and restated in its entirety as follows:

          (e) at any time on or after the date, if any, occurring after July 1, 1998 upon which the Borrower shall have delivered to each Lender (x) a Compliance Certificate pursuant to Section 7.7(d) showing that the Fixed Charge Coverage Ratio was not less than 1.00:1.00 for the second consecutive fiscal quarter, and (y) financial projections indicating that the Borrower will be in compliance with Sections 7.11,
         7.12 and 7.13 through September 30, 2002, other Acquisitions by the Borrower or any Guarantor, in either case of one or more Operating Entities (each an "Additional Permitted Acquisition"), provided that

     7. Section 9.1(p) of the Credit Agreement is amended and restated in its entirety as follows:

     (p)(1) The Borrower shall have failed to deliver to the Agent, by no later than October 31, 1997, the Environmental Questionnaire provided by Summit Bank, duly completed in all material respects by all of the Loan Parties, or (2) for the fiscal year ended 1998, the Borrower shall not have positive net income on a Consolidated basis in accordance with GAAP.

     8. Paragraphs 1 - 7 of this Amendment shall not be effective until such date as each of the following conditions shall have been satisfied:

     (a) Required Lenders shall have consented to the execution and delivery hereof by the Agent.

     (b) The Borrower shall have paid to the Agent, for the account of the Lenders pro rata based upon their respective credit exposures under the Credit Agreement, an amendment fee in the sum of $100,000.

     (c) The Borrower shall have paid the reasonable fees and disbursements of Special Counsel incurred in connection with this Amendment.

         9. The Borrower hereby (a) reaffirms and admits the validity and enforceability of all the Loan Documents and its obligations thereunder, (b) agrees and admits that it has no valid defenses to or offsets against any such obligation, (c) represents and warrants that no Default or Event of Default has occurred or is continuing, (d) agrees to pay the reasonable fees and disbursements of Special Counsel to the Agent incurred in connection with the preparation, negotiation and closing of this Amendment, and (e) represents and warrants that each of the representations and warranties made by it in the Loan Documents is true and correct with the same effect as though such representation and warranty had been made on the date hereof.

     10. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

     11. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one Amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     12. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

                        AMENDMENT NO. 1 AND WAIVER NO. 1
                           VIDEO SERVICES CORPORATION



         AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Amendment to be duly executed on its behalf.


                                        VIDEO SERVICES CORPORATION


                                        By:/S/ Steven G. Crane
                                        Name:Steven G. Crane
                                        Title:Vice President & Chief
                                              Financial Officer


                                        VSC MAL CORP.


                                        By:/s/ Steven G. Crane
                                        Name:Steven G. Crane
                                        Title:Vice President & Chief
                                              Financial Officer



                                        KEYBANK NATIONAL ASSOCIATION, in its
                                        capacity as a Lender, as the
                                        Issuer, and as the Agent


                                        By:/s/ Brendan Sachtjen
                                        Name:Brendan Sachtjen
                                        Title:Senior Vice President



                                        SUMMIT BANK


                                        By:/s/ Thomas Knoop
                                        Name:Thomas Knoop
                                        Title:Vice President